UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

WHERE FOOD COMES FROM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-133634 (Commission File Number)	43-1802805 (I.R.S. Employer Identification No.)

221 Wilcox, Suite A
Castle Rock, Colorado		80104
(Address of Principal Executive Offices)		(Zip Code)

(303) 895-3002
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Reference is made to the Where Food Comes From, Inc. (the “Company”) press release on February 16, 2016, and conference call transcript, attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release and conference call transcript), relating to the Company’s financial results for the fourth quarter and full year period ended December 31, 2015.

Item 8.01	Other Events

Where Food Comes From, Inc. announced that Indiana-based Miller Poultry is the latest brand to carry the Where Food Comes From Source Verified® label. The label will be featured on all Pine Manor Farms® chicken products, available exclusively at select Whole Foods Market locations.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued dated February 16, 2016

99.2	Transcript for February 16, 2016 conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC.
(Registrant)

	By:	/s/ Dannette Henning
Date: February 17, 2016		Dannette Henning
Chief Financial Officer